MEMBERS LIFE INSURANCE COMPANY
MEMBERS® HORIZON VARIABLE ANNUITY

SUPPLEMENT DATED JANUARY 1, 2018 TO

MEMBERS® HORIZON VARIABLE ANNUITY

PROSPECTUS DATED MAY 1, 2017

This supplement updates the prospectus for the variable annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

Effective January 1, 2018, we will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We are closed on the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.